UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2017

CELGENE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34912	22-2711928
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 673-9000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 10, 2017, Celgene Corporation (the “Company”) issued $500,000,000 aggregate principal amount of 2.250% Senior Notes due 2021 (the “Notes”). The Notes were offered pursuant to a shelf registration statement on Form S-3 (File No. 333-214279), which became immediately effective upon its filing with the Securities and Exchange Commission (the “SEC”) on October 27, 2016. A preliminary Prospectus Supplement dated August 1, 2017 relating to the Notes was filed with the SEC on August 1, 2017, and a final Prospectus Supplement dated August 1, 2017 was filed with the SEC on August 1, 2017.

Item 9.01 Financial Statements and Exhibits

d)	Exhibits

Exhibit No.	Description

5.1	Opinion of Proskauer Rose LLP

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION

Date: August 10, 2017	By:	/s/ Thomas M. Perone
Thomas M. Perone
Vice President, Assistant General Counsel and Assistant Secretary

Exhibit Index

Exhibit No.	Description

5.1	Opinion of Proskauer Rose LLP